UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: July 31

Date of reporting period: August 1, 2013 to July 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/MZF

. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE MANAGED
DURATION INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

July 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the 12-month period ended July 31, 2014.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing substantially all of its assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2014, the Fund provided a total return based on market price of 16.29% and a total return of 14.87% based on NAV. Past performance is not a guarantee of future results. As of July 31, 2014, the Fund’s last closing market price of $13.57 represented a discount of 7.81% to NAV of $14.72. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s NAV performance data reflects fees and expenses of the Fund.

Distributions of $0.0735 were paid in each of the first four months of the period, $0.0700 in each of the next six, and $0.0650 in each of the last two. The current distribution represents an annualized distribution rate of 5.75% based on the last closing market price of $13.57 on July 31, 2014.

Cutwater Investor Services Corp. (“Cutwater”) serves as the Fund’s Investment Adviser. With over $22 billion in assets under management as of July 31, 2014, Cutwater Asset Management is one of the largest institutional fixed income investment managers in the world. Cutwater’s parent company, MBIA Inc., is listed on the New York Stock Exchange.

Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 26 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the 12-month period ended July 31, 2014, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/mzf.

Sincerely,

Clifford D. Corso
President and Chief Executive Officer
Managed Duration Investment Grade Municipal Fund
August 31, 2014

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 3

QUESTIONS & ANSWERS	July 31, 2014

Clifford D. Corso
Portfolio Manager

Mr. Corso joined the firm in 1994, establishing the company’s asset management platform and building it into one of the largest fixed income managers in the world. With a staff of 85 people, he now oversees the investment of over $22 billion in assets as of July 31, 2014, and directs the investment strategies of Cutwater’s clients, including pension funds, global banks, corporations, Taft Hartley and insurance companies as well as hundreds of municipalities across the U.S. Mr. Corso also initiated and managed the expansion of the asset manager’s international asset management business from a principal office in London, now a multi-billion dollar platform.

Prior to joining the firm, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management. In his 28-year career, he has held positions as a credit analyst, restructuring specialist, trader and portfolio manager. Mr. Corso graduated from Yale University with a degree in economics and earned an MBA from Columbia University. He has lectured on topics from leadership to finance at many academic institutions, including Columbia University and New York University, where he taught a course on financial derivatives.

James B. DiChiaro
Portfolio Manager

Mr. DiChiaro joined Cutwater in 1999 and is a director. He currently manages Cutwater’s municipal assets under management (taxable and tax-exempt) and has extensive experience managing money-market portfolios. He constructs and implements portfolio strategies for a diverse client base including insurance companies, separately managed accounts and closed-end bond funds. Mr. DiChiaro began his career at Cutwater working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation.

Prior to joining Cutwater he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

Matthew J. Bodo
Portfolio Manager

Mr. Bodo joined the firm in 2002 and is a vice president in Cutwater’s portfolio management group. He participates in biweekly corporate credit and portfolio strategy meetings and supports the portfolio managers’ implementation of those strategies for Cutwater’s third-party accounts. As part of his daily responsibilities, Mr. Bodo actively manages the local government investment pool portfolios, specializing in high-grade commercial paper, investment grade corporates, U.S. Treasury and instrumentality bonds. Prior to this role, Mr. Bodo served as an investment accountant performing accounting related functions for mutual funds and MBIA insurance portfolios. He has a bachelor’s degree from the State University of New York at Albany.

In the following interview Portfolio Managers Clifford D. Corso, James B. DiChiaro and Matthew J. Bodo discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the annual period ended July 31, 2014.

Please provide an overview of the economy and the municipal market during the 12-month period ended July 31, 2014.

The U.S. economy expanded over the period, as low interest rates and an improving picture for employment and manufacturing helped overcome a weather-related soft patch in the first quarter of 2014. Treasury yields were volatile last summer when the U.S. Federal Reserve (“Fed”) signaled it would eventually wind down its quantitative easing program. But after a recent peak in the 10-year Treasury yield at the end of 2013, when the Fed began reducing asset purchases by $10 billion a month, the yield fell steadily in 2014 amid geopolitical tension and safe-haven buying.

After subdued performance for the last half of 2013, the municipal market in 2014 continued its grind toward lower yields and tighter credit spreads. Municipal market performance was helped by limited new issuance and refunding supply, as municipalities reduce borrowing, as well as by increased demand by investors looking for shelter from higher federal income taxes. This positive supply/demand dynamic and the supportive Treasury yield environment carried the return for the key municipal index to above 6% for the first seven months of 2014, outperforming many other fixed and equity asset classes.

For the 12-month period ended July 31, 2014, the Barclays Municipal Bond Index (the “Index”), a widely used measure of the municipal bond market as a whole, returned 7.27%. For comparison, the broader Barclays U.S. Aggregate Bond Index returned 3.97%.

Tax-exempt issuance for the first half of 2014 was approximately $150 billion, trailing the prior year by roughly 15%. The stubbornly low yield environment has encouraged issuers to refund previously issued debt, but net supply for the year remains negative and may approach negative $20 billion during the summer months. The appealing relative value offered by the tax-exempt sector has attracted retail investors back to this market evidenced by mutual fund inflows of approximately $5.7 billion through the first half of 2014.

Fundamentals for municipals did weaken in mid-2014, as certain states recognized that they had overestimated their tax revenues for 2013. The revenue shortfalls have opened up budget gaps in states such as New Jersey that skipped their actuarial required contribution to their pension fund in favor of plugging their budget gap. Despite what should prove to be a transient slowdown in the growth rate of tax revenues, gross tax receipts remain high relative to historic metrics and are above pre-recession levels. Revenues for local municipalities have been less volatile given their reliance on property taxes. Property tax revenues have stabilized and local governments have shifted their focus to conservative budgeting such as minimizing expenditures through staff reductions and opting to build reserve balances with surplus revenues.

4 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	July 31, 2014

The Commonwealth of Puerto Rico introduced the Puerto Rico Public Corporation Debt Enforcement and Recovery Act, which was perceived as negative for certain Puerto Rico revenue bond issuers. The intent of the legislation was to provide certain revenue bond issuers the ability to restructure their debt. The island’s general obligation bonds and sales-tax backed issues were excluded from the Act. The passage of this Act inspired the rating agencies to downgrade many Puerto Rican issuers, resulting in significant decreases in market value and a widening of their credits spreads. Puerto Rico’s malaise spilled over in to the tax-exempt high yield market, where credit spreads also widened. Among other troubled issuers, the City of Detroit filed a Plan of Adjustment with the U.S. Bankruptcy court, but it has not been approved.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2014, the Fund provided a total return based on market price of 16.29% and a total return of 14.87% based on NAV. Past performance is not a guarantee of future results.

As of July 31, 2014, the Fund’s last closing market price of $13.57 represented a discount of 7.81% to NAV of $14.72. As of July 31, 2013, the Fund’s last closing market price of $12.46 represented a discount of 8.45% to NAV of $13.61. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s NAV performance data reflects fees and expenses of the Fund.

Distributions of $0.0735 were paid in each of the first four months of the period, $0.0700 in each of the next six, and $0.0650 in each of the last two. The current distribution represents an annualized distribution rate of 5.75% based on the last closing market price of $13.57 on July 31, 2014.

What drove the Fund’s significant outperformance against the Barclays Municipal Index?

The Fund outperformed its benchmark during the period (MZF NAV returned 14.87% versus 7.27% for the Index). The continued growth of the U.S. economy and state and local government revenues have contributed to lower credit spreads within the tax-exempt space. The Fund’s shorter duration position relative to the Index was negative for performance; however, the barbelled-duration positioning of the portfolio more than offset this. This barbelled stance means that the Fund has more exposure to the short (less than 2 years) and long (over eight years) end of the curve versus the Index. The long-end of the tax-exempt yield curve decisively outperformed the general Index in excess of 300 basis points during the period. Additionally, the Fund’s leverage was a significant contributor to performance versus the benchmark during the year. The Fund’s overweight to A-rated and BBB-rated securities were also additive to the Fund’s performance during the period, as credit spreads recovered from previously oversold levels. New issue supply has decreased relative to the prior year, which also helped this market achieve positive total returns during the period. Overall, the Fund was able to outperform its benchmark without a significant change to the credit quality of the portfolio.

How is the Fund’s portfolio structured, and what has that structure meant for performance?

The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team is supported by Cutwater’s team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater’s proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team. Thorough quantitative and qualitative analysis helps ensure that the desired level of credit quality is maintained in the Fund’s portfolio while yield is added, as appropriate, by buying higher-yielding bonds at what are considered to be attractive prices.

The relatively high average credit quality of the Fund’s portfolio has helped the Fund maintain a high distribution rate while outperforming its benchmark, which has an even higher quality profile. In recent months, the average quality has been increased, with an intentional rotation into AA-rated bonds given high valuations for A-rated and to a lesser degree BBB-rated securities. The improvement in the credit quality of the portfolio was achieved in part through a reduction to certain BBB-rated and non-investment grade rated corporate-backed exposures.

During the period certain positions in International Paper Company were called, and a position in Alcoa Inc. was sold. The proceeds were redeployed into AA-rated water/sewer bonds as well as general obligation credits. Despite low primary market issuance, we believe tax-exempt interest rates and credit spreads will rise from current levels, which was a motivation for reducing the Fund’s lower-quality exposures.

The Fund’s sector composition was mostly unchanged, but there was a reduction to the development (corporate-backed) sector. Part of the risk-reducing strategy mentioned earlier included lowering the allocation to the corporate-backed sector in favor of the water/sewer and general obligation sectors. The water/sewer and general obligation sectors are generally regarded as being less risky municipal sectors given the essentiality of the services they provide, and the full faith and credit pledge of unlimited ad valorem property taxes provided by the Fund’s general obligation holdings.

The Fund’s duration decreased from 7.72 to 7.09 during the period, and the Fund maintained a shorter duration relative to the Index throughout the period. The Fund’s shorter duration is indicative of a reduction in the portfolio’s interest rate sensitivity during a time of low interest rates. Some of this shortening was a function of lower interest rates inferring a greater probability of a bond option being exercised, but the majority of the shortening was intentional.

Cutwater has structured this Fund with a barbelled-duration positioning versus the Index. We have selectively added an approximately 10% exposure to floating-rate securities, which has benefitted the performance of the Fund. We also increased the Fund’s exposure to the 30-year part of the curve, which we expect will outperform the belly of the curve given our rate forecast.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	July 31, 2014

The Fund holds $2 million par in City of Detroit water and sewer bonds. What is the status of the bonds?

The Fund’s exposure to the City of Detroit resides in two securities issued by the City of Detroit’s Water and Sewerage Department (DWSD). The City of Detroit has filed a Plan of Adjustment (the “Plan”) that has not yet been approved by the U.S. Bankruptcy court. Recently, the DWSD announced an invitation to tender the water and sewer bonds. The invitation contained a tender price at a premium for the Fund’s DWSD bonds. After reviewing the offer, the Adviser elected to tender the Fund’s holdings of the DWSD securities in late August. Detroit accepted the tender and the Fund’s securities were retired in early September.

What effect did the Fund’s leverage have on Fund return?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used.

As of July 31, 2014, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was greater than the cost of leverage during the period, leverage was a contributor to the Fund’s total return.

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc., Standard & Poor’s Rating Group or Fitch Ratings, Inc.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Please see guggenheiminvestments.com/mzf for a detailed discussion of the Fund’s risks and considerations.

6 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	July 31, 2014

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 7/31/14:	$13.57
Net Asset Value as of 7/31/14:	$14.72
Yield on Closing Market Price as of 7/31/14:	5.75%
Taxable Equivalent Yield on Closing Market Price
as of 7/31/141:	10.16%
Monthly Distribution Per Common Share2:	$0.0650
Leverage as of 7/31/143:	41%
Percentage of total investments subject to
alternative minimum tax as of 7/31/14:	17.0%
1 Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket

2 Monthly distribution is subject to change.

3 As a percentage of total investments.

Total Returns
(Inception 8/27/03)	Market	NAV
One Year	16.29%	14.87%
Three Year - average annual	6.97%	8.25%
Five Year - average annual	9.90%	9.96%
Ten Year - average annual	6.81%	6.59%
Since Inception - average annual	5.26%	6.10%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV total returns reflect fees and expenses of the Fund. For the most recent month-end performance figures, please visit guggenheiminvestments.com/mzf. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

*Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as S&P, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. US Treasury securities and US Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 7

PORTFOLIO OF INVESTMENTS	July 31, 2014

Principal Amount	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Long-Term Investments – 167.0%
	Municipal Bonds – 164.9%
	Alabama – 0.8%
$ 845,000	Courtland Industrial Development Board, AMT, Series B	BBB	6.250%	08/01/2025	08/01/15 @ 100	$ 847,636
	Alaska – 0.9%
750,000	Alaska Municipal Bond Bank Authority, Series 1	AA+	5.750%	09/01/2033	09/01/18 @ 100	868,687
	Arizona – 6.6%
2,500,000	Arizona Health Facilities Authority(a)	AA–	0.967%	01/01/2037	01/01/17 @ 100	2,175,525
2,000,000	Arizona Health Facilities Authority, Series A3(a)	BBB+	1.910%	02/01/2048	08/05/22 @ 100	1,982,800
1,250,000	Glendale Municipal Property Corp., Series B	AA+	5.000%	07/01/2033	01/01/23 @ 100	1,360,775
1,000,000	Industrial Development Authority of the City of Phoenix	A+	5.250%	06/01/2034	06/01/22 @ 100	1,075,540
						6,594,640
	California – 18.0%
1,000,000	Bay Area Toll Authority, Series A(a)	AA	1.310%	04/01/2036	10/01/26 @ 100	999,950
1,500,000	California Health Facilities Financing Authority, Series B	AA–	5.875%	08/15/2031	08/15/20 @ 100	1,786,260
1,000,000	California Pollution Control Financing Authority, AMT(b)	Baa3	5.000%	07/01/2030	07/01/22 @ 100	1,050,560
2,500,000	California Statewide Communities Development Authority(a)	A+	0.937%	04/01/2036	08/05/14 @ 100	2,040,750
2,500,000	City of Chula Vista CA, AMT, Series B	A	5.500%	12/01/2021	06/02/15 @ 101	2,557,250
3,750,000	Desert Community College District, (AGM)(c)	AA	0.000%	08/01/2046	08/01/17 @ 21	664,950
1,000,000	Los Angeles County Public Works Financing Authority	AA	4.000%	08/01/2042	08/01/22 @ 100	975,300
2,525,000	Los Angeles Unified School District, Series F	AA–	5.000%	01/01/2034	07/01/19 @ 100	2,807,270
3,500,000	Sacramento County Sanitation Districts Financing Authority, Series B, (AGC-ICC FGIC)(a)	AA	0.682%	12/01/2035	06/01/17 @ 100	3,134,880
1,000,000	San Bernardino City Unified School District, Series A, (AGM)	AA	5.000%	08/01/2028	08/01/23 @ 100	1,136,300
3,145,000	San Diego Unified School District(c)	AA–	0.000%	07/01/2038	01/01/24 @ 45	894,752
						18,048,222
	Colorado – 2.2%
1,000,000	City & County of Denver CO Airport System Revenue, Series B	A	5.000%	11/15/2043	11/15/23 @ 100	1,085,700
1,000,000	Colorado Health Facilities Authority, Series A	A+	5.250%	01/01/2045	01/01/23 @ 100	1,087,700
						2,173,400
	Connecticut – 1.7%
1,750,000	Connecticut Housing Finance Authority, Series D 2	AAA	4.000%	11/15/2034	05/15/21 @ 100	1,742,878
	Delaware – 1.7%
1,500,000	Delaware State Economic Development Authority	BBB+	5.400%	02/01/2031	08/01/20 @ 100	1,674,225
	District of Columbia – 2.0%
2,000,000	District of Columbia Housing Finance Agency, AMT, (FHA)	Aaa	5.100%	06/01/2037	06/01/15 @ 102	2,026,060
	Florida – 11.9%
1,000,000	County of Broward FL, AMT, Series A, (AGM)	AA	5.000%	04/01/2038	04/01/23 @ 100	1,078,580
2,200,000	County of Miami-Dade FL, Aviation Revenue, AMT, Series A, (CIFG)	A	5.000%	10/01/2038	10/01/15 @ 100	2,277,792
1,500,000	JEA Water & Sewer System Revenue, Series B	AA	4.000%	10/01/2041	10/01/17 @ 100	1,502,145
2,000,000	Miami-Dade County Educational Facilities Authority, Series A	A–	5.000%	04/01/2042	04/01/23 @ 100	2,157,160
1,500,000	Miami-Dade County School Board Foundation, Inc., Series A, (Assured Gty)	AA	5.375%	02/01/2034	02/01/19 @ 100	1,619,130
1,000,000	Seminole Tribe of Florida, Inc., Series A(b)	BBB–	5.250%	10/01/2027	10/01/17 @ 100	1,046,320
1,000,000	Tampa-Hillsborough County Expressway Authority, Series B	A	5.000%	07/01/2042	07/01/22 @ 100	1,066,470
1,000,000	Town of Davie FL, Series A	BBB	6.000%	04/01/2042	04/01/23 @ 100	1,152,950
						11,900,547
	Hawaii – 1.1%
1,000,000	Hawaii Pacific Health, Series B	A–	5.625%	07/01/2030	07/01/20 @ 100	1,120,950

See notes to financial statements.
8 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2014

Principal Amount	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Illinois – 12.0%
$ 1,000,000	Chicago Board of Education, General Obligation, Series A	A+	5.000%	12/01/2041	12/01/21 @ 100	$ 1,002,360
1,750,000	Chicago O’Hare International Airport, Series C	A–	5.500%	01/01/2031	01/01/21 @ 100	1,944,985
2,000,000	Illinois Finance Authority, Roosevelt University Revenue	Baa3	5.500%	04/01/2037	04/01/17 @ 100	2,007,180
1,000,000	Illinois Finance Authority, Rush University Medical Center Revenue, Series C	A	6.375%	11/01/2029	05/01/19 @ 100	1,141,830
670,000	Illinois Housing Development Authority, AMT, Series A-2	AA	5.000%	08/01/2036	02/01/16 @ 100	673,270
2,000,000	Metropolitan Pier & Exposition Authority, Series A	AAA	5.000%	06/15/2042	06/15/22 @ 100	2,100,620
1,000,000	Railsplitter Tobacco Settlement Authority	A–	6.000%	06/01/2028	06/01/21 @ 100	1,164,340
2,000,000	State of Illinois, General Obligation, Series A	A–	5.000%	03/01/2028	03/01/15 @ 100	2,003,100
						12,037,685
	Indiana – 1.1%
1,000,000	Indiana Finance Authority	BB–	6.000%	12/01/2026	06/01/20 @ 100	1,078,130
	Iowa – 4.5%
1,090,000	Iowa Finance Authority	A+	5.000%	08/15/2029	08/15/22 @ 100	1,174,290
1,500,000	Iowa Higher Education Loan Authority	BB	5.500%	09/01/2025	09/01/20 @ 100	1,589,490
2,000,000	Iowa Tobacco Settlement Authority, Series B	B+	5.600%	06/01/2034	06/01/17 @ 100	1,748,480
						4,512,260
	Kentucky – 2.2%
1,000,000	County of Owen KY, Waterworks System Revenue, Series B	A–	5.625%	09/01/2039	09/01/19 @ 100	1,077,710
1,000,000	Kentucky Economic Development Finance Authority, Series A	A2	5.625%	08/15/2027	08/15/18 @ 100	1,115,370
						2,193,080
	Louisiana – 9.8%
1,000,000	East Baton Rouge Sewerage Commission, Series A	AA–	5.250%	02/01/2034	02/01/19 @ 100	1,108,460
3,000,000	Louisiana Local Government Environmental Facilities & Community
	Development Authority	BBB	6.750%	11/01/2032	11/01/17 @ 100	3,340,650
1,000,000	Louisiana Public Facilities Authority, Hospital Revenue	A3	5.250%	11/01/2030	05/01/20 @ 100	1,044,690
1,000,000	Parish of DeSoto LA, AMT, Series A	BBB	5.850%	11/01/2027	11/01/14 @ 100	1,000,600
1,500,000	Parish of St John the Baptist LA, Series A	BBB	5.125%	06/01/2037	06/01/17 @ 100	1,570,230
1,600,000	State of Louisiana Gasoline & Fuels Tax Revenue, Series C1	AA	5.000%	05/01/2043	05/01/23 @ 100	1,751,504
						9,816,134
	Maryland – 0.5%
500,000	Maryland Economic Development Corp.	BB	5.750%	09/01/2025	09/01/20 @ 100	545,335
	Massachusetts – 6.1%
1,800,000	Commonwealth of Massachusetts, (BHAC-CR FGIC)(a)	AA+	0.731%	05/01/2037	05/01/17 @ 100	1,601,352
915,000	Massachusetts Educational Financing Authority, AMT, Series JJ	AA	5.375%	07/01/2025	07/01/21 @ 100	1,001,779
1,295,000	Massachusetts Educational Financing Authority, AMT, Series JJ	AA	4.700%	07/01/2026	07/01/21 @ 100	1,349,183
1,000,000	Massachusetts Health & Educational Facilities Authority, Series A	BBB	6.250%	07/01/2030	07/01/19 @ 100	1,171,580
950,000	Massachusetts Housing Finance Agency, AMT	AA–	5.100%	12/01/2027	06/01/17 @ 100	972,220
						6,096,114
	Michigan – 4.8%
1,000,000	City of Detroit MI, Sewer Disposal Revenue, Series B, (AGM)	AA	7.500%	07/01/2033	07/01/19 @ 100	1,096,580
1,000,000	City of Detroit MI, Water Supply System Revenue, (AGM)	AA	7.000%	07/01/2036	07/01/19 @ 100	1,084,190
500,000	Detroit Wayne County Stadium Authority, (AGM)	AA	5.000%	10/01/2026	10/01/22 @ 100	527,355
1,000,000	Michigan Finance Authority	AA–	5.000%	12/01/2031	12/01/21 @ 100	1,103,580
1,030,000	Michigan Finance Authority	A–	5.000%	07/01/2044	07/01/24 @ 100	1,045,234
						4,856,939
	Minnesota – 1.4%
1,500,000	St. Paul Port Authority, AMT	BBB–	4.500%	10/01/2037	10/01/22 @ 100	1,370,805
See notes to financial statements.
	MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS continued	July 31, 2014

Principal Amount	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Mississippi – 1.1%
$ 1,000,000	County of Warren MS, Series A	BBB	6.500%	09/01/2032	09/01/18 @ 100	$ 1,114,110
	Nevada – 1.6%
1,435,000	Las Vegas Valley Water District, Series C	AA+	5.000%	06/01/2031	06/01/21 @ 100	1,585,646
	New Hampshire – 1.0%
1,000,000	New Hampshire Health and Education Facilities Authority Act	BBB	5.000%	01/01/2034	01/01/22 @ 100	1,033,060
	New Jersey – 8.4%
3,000,000	New Jersey Economic Development Authority, Series I(a)	A	1.660%	03/01/2028	03/01/23 @ 100	2,952,540
500,000	New Jersey Economic Development Authority, Series C	BBB–	5.000%	07/01/2032	07/01/22 @ 100	503,220
1,500,000	New Jersey Health Care Facilities Financing Authority, (Prerefunded @ 7/1/2019)(d)	NR	5.750%	07/01/2039	07/01/19 @ 100	1,816,215
3,000,000	New Jersey Transportation Trust Fund Authority, Series A	A	5.000%	06/15/2042	06/15/22 @ 100	3,140,700
						8,412,675
	New York – 12.7%
2,750,000	Long Island Power Authority, Series A, (Prerefunded @ 9/1/2014)(d)	A–	5.100%	09/01/2029	09/01/14 @ 100	2,759,872
2,000,000	Metropolitan Transportation Authority, Series E	AA–	5.000%	11/15/2043	11/15/23 @ 100	2,168,160
300,000	New York City Industrial Development Agency, American Airlines,
	JFK International Airport, AMT	NR	7.500%	08/01/2016	N/A	314,250
1,930,000	New York City Water & Sewer System, Series FF	AA+	5.000%	06/15/2045	06/15/22 @ 100	2,090,113
1,000,000	New York City Water & Sewer System, Series BB	AA+	5.000%	06/15/2047	12/15/22 @ 100	1,085,970
600,000	New York State Dormitory Authority, Series B	A–	5.250%	07/01/2024	07/01/17 @ 100	648,930
1,000,000	New York State Dormitory Authority, Series A	BBB	5.000%	07/01/2032	07/01/22 @ 100	1,051,930
1,500,000	Suffolk County Industrial Development Agency, AMT	A–	5.250%	06/01/2027	06/01/15 @ 100	1,502,175
1,000,000	Troy Industrial Development Authority	A–	5.000%	09/01/2031	09/01/21 @ 100	1,103,110
						12,724,510
	Ohio – 3.2%
2,000,000	American Municipal Power, Inc., Series B	A	5.000%	02/15/2042	02/15/22 @ 100	2,123,540
1,000,000	Ohio Air Quality Development Authority	BBB–	5.625%	06/01/2018	N/A	1,111,660
						3,235,200
	Oklahoma – 1.1%
1,000,000	Oklahoma Development Finance Authority	AA	5.000%	02/15/2034	02/15/22 @ 100	1,067,120
	Pennsylvania – 7.7%
1,110,000	City of Philadelphia PA, General Obligation, Series A, (Assured Gty)	AA	5.375%	08/01/2030	08/01/19 @ 100	1,225,351
1,100,000	City of Philadelphia PA, General Obligation	A+	5.875%	08/01/2031	08/01/16 @ 100	1,183,380
1,000,000	County of Lehigh PA	A+	4.000%	07/01/2043	07/01/22 @ 100	953,780
1,500,000	Delaware River Port Authority	BBB	5.000%	01/01/2027	01/01/23 @ 100	1,622,820
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series B	AA–	6.000%	08/15/2026	08/15/18 @ 100	1,149,450
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series A	BBB	5.000%	05/01/2037	11/01/17 @ 100	1,044,250
500,000	State Public School Building Authority	A+	5.000%	04/01/2032	04/01/22 @ 100	534,370
						7,713,401
	Puerto Rico – 1.0%
1,215,000	Puerto Rico Sales Tax Financing Corp.	BBB	5.250%	08/01/2040	08/01/21 @ 100	972,340
	Rhode Island – 1.4%
1,300,000	Rhode Island Convention Center Authority, Series A, (Assured Gty)	AA	5.500%	05/15/2027	05/15/19 @ 100	1,435,070
	South Carolina – 4.6%
2,500,000	County of Florence SC, Series A, (AGM)	AA	5.250%	11/01/2027	11/01/14 @ 100	2,518,550
1,000,000	County of Georgetown SC, AMT, Series A	BBB	5.300%	03/01/2028	03/01/15 @ 100	1,000,590
1,000,000	South Carolina State Public Service Authority, Series E	AA–	5.000%	12/01/2048	12/01/23 @ 100	1,070,690
						4,589,830
See notes to financial statements.
10 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2014

Principal Amount	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	South Dakota – 1.2%
$ 1,200,000	South Dakota Health & Educational Facilities Authority, Series A	A+	5.250%	11/01/2034	11/01/14 @ 100	$ 1,203,948
	Tennessee – 3.3%
2,500,000	Knox County Health Educational & Housing Facility Board	BBB+	5.250%	04/01/2027	04/01/17 @ 100	2,622,875
620,000	Metropolitan Nashville Airport Authority	Baa3	5.200%	07/01/2026	07/01/20 @ 100	662,464
						3,285,339
	Texas – 13.2%
1,000,000	Fort Bend County Industrial Development Corp., Series B	Baa3	4.750%	11/01/2042	11/01/22 @ 100	1,021,130
2,000,000	Lower Colorado River Authority	A	6.250%	05/15/2028	05/15/18 @ 100	2,342,760
2,315,000	Matagorda County Navigation District No. 1, AMT, (AMBAC)	A	5.125%	11/01/2028	N/A	2,590,670
2,000,000	North Texas Tollway Authority, Series A	A–	5.625%	01/01/2033	01/01/18 @ 100	2,225,620
2,100,000	San Leanna Educational Facilities Corp.	BBB+	5.125%	06/01/2036	06/01/17 @ 100	2,139,858
480,000	Tarrant County Cultural Education Facilities Finance Corp., (Assured Gty)	AA	5.750%	07/01/2018	N/A	539,717
150,000	Tarrant County Cultural Education Facilities Finance Corp.,
	(Prerefunded @ 7/1/2016), (Assured Gty)(d)	AA	5.750%	07/01/2018	N/A	157,308
2,000,000	Tarrant County Cultural Education Facilities Finance Corp.	AA–	5.000%	10/01/2043	10/01/23 @ 100	2,163,120
						13,180,183
	Vermont – 2.8%
2,800,000	Vermont Student Assistance Corp., AMT, Series B-A2(a) (e)	A	3.238%	12/03/2035	09/01/14 @ 100	2,809,100
	Virginia – 1.5%
1,250,000	Washington County Industrial Development Authority, Series C	BBB+	7.500%	07/01/2029	01/01/19 @ 100	1,466,938
	Washington – 3.3%
1,000,000	Spokane Public Facilities District, Series A	A+	5.000%	12/01/2038	06/01/23 @ 100	1,083,720
1,000,000	Tes Properties	AA+	5.625%	12/01/2038	06/01/19 @ 100	1,129,450
1,000,000	Washington Higher Education Facilities Authority, Series A	A3	5.250%	04/01/2043	04/01/23 @ 100	1,090,640
						3,303,810
	Wisconsin – 2.4%
1,250,000	Wisconsin Health & Educational Facilities Authority, Series A	AA+	5.000%	11/15/2036	11/15/16 @ 100	1,323,000
1,000,000	WPPI Energy, Series A	A	5.000%	07/01/2037	07/01/23 @ 100	1,085,190
						2,408,190
	Wyoming – 4.1%
4,000,000	County of Sweetwater WY, AMT(e)	A–	5.600%	12/01/2035	12/01/15 @ 100	4,066,400
	Total Municipal Bonds – 164.9%
	(Cost $155,539,492)					165,110,597
	Preferred Shares – 2.1%
	Diversified Financial Services – 2.1%
2,000,000	Centerline Equity Issuer Trust(b)	Aaa	5.750%	05/15/2015	N/A	2,051,600
	(Cost $2,000,000)
	Total Long-Term Investments - 167.0%
	(Cost $157,539,492)					167,162,197

See notes to financial statements.
	MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	July 31, 2014

Number of Shares	Description	Value
	Money Market – 0.7%
718,921	JPMorgan Tax Free Money Market	$ 718,921
	(Cost $718,921)
	Total Investments – 167.7%
	(Cost $158,258,413)	167,881,118
	Other Assets in excess of Liabilities – 1.7%	1,694,304
	Preferred Shares, at redemption value – (-69.4% of Net Assets
	Applicable to Common Shareholders or -41.4% of Total Investments)	(69,450,000)
	Net Assets Applicable to Common Shareholders – 100.0%	$ 100,125,422
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
AMT – Income from this security is a preference item under the Alternative Minimum Tax.
BHAC – Insured by Bershire Hathaway Assurance Corp.
Assured Gty – Insured by Assured Guaranty Corporation
CIFG – Insured by CIFG Assurance North America, Inc.
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Guaranteed by Federal Housing Administration
N/A – Not Applicable

*
Ratings shown are per Standard & Poor’s Rating Group (“S&P”), Moody’s Investor Services, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”). Securities classified as NR are not rated. (For securities not rated by S&P, the rating by Moody’s is provided. Likewise, for securities not rated by S&P and Moody’s, the rating by Fitch is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)	Floating or variable rate coupon. The rate shown is as of July 31, 2014.
(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014 these securities amounted to $4,148,480, which represents 4.1% of net assets applicable to common shares.

(c)	Zero coupon bond.
(d)
The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(e)
All or a portion of these securities have been physically segregated as collateral for borrowings outstanding, of which there were none as of year end. As of July 31, 2014, the total amount seg- regated was $6,875,500.

See notes to financial statements.

12 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2014

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 13

STATEMENT OF ASSETS AND LIABILITIES	July 31, 2014

Assets
Investments, at value (cost $158,258,413)	$167,881,118
Interest receivable	1,865,185
Other assets	11,581
Total assets	169,757,884
Liabilities
Investment advisory fee payable	43,134
Servicing agent fee payable	28,716
Distributions payable - preferred shareholders	31,475
Administration fee payable	3,564
Accrued expenses and other liabilities	75,573
Total liabilities	182,462
Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	69,450,000
Net Assets Applicable to Common Shareholders	$100,125,422
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized,
6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	95,359,485
Net unrealized appreciation on investments	9,622,705
Accumulated net investment loss	(20,377)
Accumulated net realized loss on investments	(4,843,191)
Net Assets Applicable to Common Shareholders	$100,125,422
Net Asset Value Applicable to Common Shareholders (based on 6,800,476 common shares outstanding)	$14.72

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended July 31, 2014	July 31, 2014

Investment Income
Interest		$7,818,352
Expenses
Investment advisory fee	$639,871
Servicing agent fee	426,581
Professional fees	120,265
Auction agent fees - preferred shares	119,233
Fund accounting	66,683
Trustees’ fees and expenses	46,708
Administrative fee	45,119
Printing expenses	34,238
NYSE listing fee	21,863
Transfer agent fee	21,079
Insurance	15,008
Custodian fee	6,369
Line of credit fee	416
Miscellaneous	6,588
Total expenses		1,570,021
Investment advisory fee waived		(147,662)
Servicing agent fee waived		(98,442)
Net expenses		1,323,917
Net investment income		6,494,435
Realized and Unrealized Gain on Investments
Net realized gain		273,476
Net change in unrealized appreciation		7,409,664
Net realized and unrealized gain on investments		7,683,140
Distributions to Auction Market Preferred Shareholders from
Net investment income		(886,027)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$13,291,548

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 15

STATEMENTS OF CHANGES IN NET ASSETS	July 31, 2014

	For the Year Ended July 31, 2014	For the Year Ended July 31, 2013
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$6,494,435	$6,912,678
Net realized gain on investments	273,476	1,224,194
Net change in unrealized appreciation (depreciation) on investments	7,409,664	(13,043,021)
Distributions to auction market preferred shareholders from net investment income	(886,027)	(942,583)
Net increase (decrease) in net assets applicable to common shareholders
resulting from operations	13,291,548	(5,848,732)
Distributions to common shareholders from
Net investment income	(5,739,602)	(6,400,922)
Capital share transactions
Reinvestment of dividends	–	200,761
Total change in net assets applicable to common shareholders	7,551,946	(12,048,893)
Net assets applicable to common shareholders:
Beginning of period	92,573,476	104,622,369
End of period (including undistributed net investment income
(loss) of ($20,377) and $110,817, respectively)	$100,125,422	$92,573,476

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS			July 31, 2014

Per share operating performance for one common share outstanding throughout each period	For the Year Ended July 31, 2014	For the Year Ended July 31, 2013	For the Year Ended July 31, 2012	For the Year Ended July 31, 2011	For the Year Ended July 31, 2010
Net asset value, beginning of period	$13.61	$15.41	$14.02	$14.40	$12.73
Investment operations
Net investment income (a)	0.95	1.02	1.09	1.12	1.06
Net realized and unrealized gain/(loss) on investments	1.13	(1.74)	1.43	(0.36)	1.72
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.13)	(0.14)	(0.14)	(0.15)	(0.14)
Total from investment operations	1.95	(0.86)	2.38	0.61	2.64

Distributions to common shareholders from net investment income	(0.84)	(0.94)	(0.99)	(0.99)	(0.97)
Net asset value, end of period	$14.72	$13.61	$15.41	$14.02	$14.40
Market value, end of period	$13.57	$12.46	$16.21	$13.48	$14.53
Total investment return (b)
Net asset value	14.87%	-6.01%	17.50%	4.57%	21.21%
Market value	16.29%	-18.13%	28.56%	-0.32%	31.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$100,125	$92,573	$104,622	$94,913	$97,190
Ratio of expenses to average net assets (including interest expense and net of fee waivers) (c)(d)	1.40%	1.33%	1.36%	1.46%	1.35%
Ratio of expenses to average net assets (including interest expense and excluding fee waivers) (c)(d)	1.66%	1.58%	1.62%	1.72%	1.69%
Ratio of net investment income to average net assets (c)	6.86%	6.70%	7.38%	8.09%	7.68%
Portfolio turnover	15%	23%	15%	8%	6%
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$61,042	$58,324	$62,661	$59,166	$59,986

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	The impact of interest expense is less than 0.01%.

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS	July 31, 2014

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments: The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, while the Board retains responsibility for the valuation process, the Board has delegated to Cutwater Investor Services Corp. (the “Adviser”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and/or yield and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the period ended July 31, 2014.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of July 31, 2014:

Valuations (in $000s)	Level 1	Level 2	Level 3	Total
Description
Assets:
Municipal Bonds	$–	$165,110	$–	$165,110
Preferred Shares	–	2,052	–	2,052
Money Market	719	–	–	719
Total	$719	$167,162	$–	$167,881

There were no transfers between levels for the year ended July 31, 2014.

(b) Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2014

(c) Dividends and Distributions: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the year ended July 31, 2014.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of Cutwater Holdings, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At July 31, 2014, the following reclassification was made to the capital accounts of the Fund to reflect permanent book/tax differences relating to expired capital loss carryovers. Net investment income, net realized gains and net assets were not affected by these changes.

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Additional Paid-In Capital
$ –	$504,962	$(504,962)

Information on the tax components of investments as of July 31, 2014 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$158,291,623	$10,899,524	$(1,310,029)	$9,589,495

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2014

As of July 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation	Other Temporary Differences
2014	$59,450	$ –	$(4,858,333)	$9,589,495	$(31,475)

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2014 are due to investments in partnerships/trusts.

As of July 31, 2014, the Fund had a capital loss carryforward of $4,772,269 available to offset possible future capital gains. For the year ended July 31, 2014, $864,502 of the capital loss carryforward was utilized or expired. The $4,772,269 capital loss carryforward is set to expire on July 31, 2017. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010, therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next tax year. For the year ended July 31, 2014, the Funds incurred and will elect to defer $86,064 as post-October losses.

Distributions paid to shareholders during the tax years ended July 31, 2014 and 2013, were characterized as follows:

	Tax-exempt income	Ordinary income	Total distributions
2014	$6,510,284	$115,345	$6,625,629
2013	$7,336,722	$6,783	$7,343,505

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2014, aggregated $24,645,043 and $25,362,989, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at July 31, 2014, of which the Adviser owned 13,446 shares.

Transactions in common shares were as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Beginning shares	6,800,476	6,787,494
Shares issued through dividend reinvestment	–	12,982
Ending shares	6,800,476	6,800,476

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2014, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the year ended July 31, 2014, were as follows:

Series	Low	High	At 7/31/14	Next Auction Date
M7	1.218%	1.429%	1.372%	8/4/14
W28	1.218%	1.373%	1.373%	8/6/14

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

On April 1, 2014, Standard & Poor’s Ratings Services (“S&P”) notified the Servicing Agent and Cutwater that S&P downgraded the Fund’s AMPS from ‘AAA’ to ‘AA’.

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2014

The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.

Note 7 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2014, there was a $0 balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2014 was $48,877 with a related weighted average interest rate of 0.84%. The maximum amount outstanding during the year ended July 31, 2014, was $950,000.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require recognition or disclosure in the Fund’s financial statements, except as noted below.

Dividend Declarations – Common Shareholders

The Fund has declared the following dividends to common shareholders:

Rate Per Share	Declaration Date	Ex-Dividend Date	Record Date	Payable Date
$0.0650	8/01/14	8/13/14	8/15/14	8/29/14
$0.0650	9/02/14	9/11/14	9/15/14	9/30/14

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	July 31, 2014

The Board of Trustees and Shareholders of
Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of Managed Duration Investment Grade Municipal Fund (the Fund), including the portfolio of investments, as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Duration Investment Grade Municipal Fund at July 31, 2014, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 24, 2014

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	July 31, 2014

Federal Income Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2014) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2014 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 1.74% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore, the Fund designated $6,510,284 as tax-exempt income.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on your 2014 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2014. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2015, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Trustees

The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chairman of the Audit Committee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	86	None
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2003	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	88	Current: Edward-Elmhurst Healthcare System (2012-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2003	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	85	Former: Bennett Group of Funds (2011-2013).
Interested Trustees:
Donald C. Cacciapaglia† (1951)	Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	214	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 23

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustees
Interested Trustees continued
Clifford D. Corso†† 113 King Street Armonk, NY 10504 (1961)	Trustee, Chief Executive Officer and President	Since 2003	President of Cutwater Investor Services Corp.; Chief Investment Officer, MBIA Insurance Corp.	1	None
*	The business address of each Trustee unless otherwise noted is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Mr. Donald Cacciapaglia is a Class II Trustee. A Class II Trustee is expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2015.
-Messrs. Barnes and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2016.

-Due to the fact that there was not a quorum at the 2013 shareholder meetings, Mr. Nyberg, as a holdover Class I Trustee, and Mr. Toupin, as a holdover Class II Trustee, are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2014.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

††
Mr. Clifford D. Corso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

Officers

The Officers, of the Managed Duration Investment Grade Municipal Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During Past Five Years
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director,
Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior
Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director,
Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).

Derek D. Maltbie (1972)	Assistant Treasurer	Since 2011
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual
Fund Administration, Van Kampen Investments, Inc. (1995-2005).

Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

24 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2014

Officers continued
Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During Past Five Years
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment
Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 25

DIVIDEND REINVESTMENT PLAN (Unaudited)	July 31, 2014

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

26 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

BOARD CONSIDERATION IN CONNECTION WITH 2014 INVESTMENT MANAGEMENT
AGREEMENT CONTRACT CONTINUATION	July 31, 2014

On May 14, 2014, the Board of Trustees, including the Independent Trustees (those trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”)), of Managed Duration Investment Grade Municipal Fund (the “Fund”) met to consider the approval of the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Cutwater Investor Services Corp. (the “Adviser”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees considered materials with respect to contract renewal received from the Adviser, as well as from Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”), the servicing agent of the Fund, Rydex Fund Services, LLC (“Rydex” and, together with Guggenheim Distributors, “Guggenheim”), the administrator of the Fund, and independent legal counsel.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Guggenheim. The Adviser and Guggenheim provided extensive information in response to the request. At a Nominating and Governance Committee meeting held on May 1, 2014, the Independent Trustees met to discuss the information provided by the Adviser and Guggenheim, as well as their responsibilities in connection with their consideration of the Fund’s advisory and administrative arrangements. On the basis of the May 1st meeting and in consultation with independent legal counsel, the Independent Trustees sent a formal request for additional information to the Adviser. The Adviser supplemented its initial responses with additional information to the satisfaction of the Independent Trustees.

Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser; information comparing the investment performance of the Fund to a peer group of closed-end funds selected by the Adviser and Guggenheim with similar characteristics to the Fund including, but not limited to, investment objectives and strategies, effective duration targets, assets under management and the use of leverage (the “Performance Peer Group”); information comparing the advisory fees and expense ratios of a group of funds selected by the Adviser and Guggenheim with investment objectives and strategies, assets under management and the use of leverage similar to the Fund (the “Expense Peer Group”); information comparing the investment performance and advisory fees of the Fund to other institutional clients of the Adviser with similar investment objectives to the Fund; and information about the Adviser’s profitability and the effectiveness of the compliance program adopted by the Adviser.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund and its shareholders to approve the Advisory Agreement. In deciding to recommend the approval of the Advisory Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board of Trustees.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser’s responses to various inquiries, including regulatory and legal issues, the Adviser’s Form ADV, financial information regarding the Adviser and the financial support provided to the Fund in the form of a fee waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser’s ability to achieve the Fund’s investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility, and noted the Fund’s current monthly distribution of $0.07 per share represented an annualized distribution rate of 6.52% based on the Fund’s market price as of March 31, 2014 (or a 11.52% taxable equivalent yield for taxpayers in the 39.6% tax bracket and also taking into account the additional 3.8% Medicare surtax). It was noted that the Fund reduced its distribution rate by $.004 in June 2013, and again by $.0035 in December 2013.

In considering investment performance, the Board of Trustees reviewed the Fund’s performance relative to the Barclays Municipal Bond Index (the “Barclays Muni Index”), the Barclays 15-Year Municipal Index (the “Barclays 15-Year Muni Index”) and the Barclays High Yield Muni Index (the “Barclays HY Muni Index”, together with the Barclays Muni Index and the Barclays HY Muni Index, the “Barclays Indices”) and the Performance Peer Group. The Board of Trustees reviewed the Fund’s total return on a net asset value basis for the six months ended January 31, 2014 and for the one-year, three-year, five-year and since inception periods ended July 31, 2013. It was noted that the Fund outperformed (i) the Barclays Indices for the six months ended January 31, 2013 and the five-year period ended July 31, 2013 and (ii) the Barclays Muni Index and the Barclays 15-Year Muni Index for the three-year and since inception periods ended July 31, 2013. The Board of Trustees noted that the Fund performed in-line with the Performance Peer Group for the six months ended January 31, 2013 and the one-year and five-year periods ended July 31, 2013 ranking fifth of nine, fifth of nine and fourth of nine, respectively. The Board of Trustees also considered the Fund’s relatively poor performance against the Performance Peer Group for the three-year and since inception periods ended July 31, 2013, ranking ninth of nine, and sixth of nine, respectively. The Board discussed the Fund’s performance in light of the Adviser’s initiative to decrease the Fund’s interest rate risk by shortening the

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 27

BOARD CONSIDERATION IN CONNECTION WITH 2014 INVESTMENT MANAGEMENT
AGREEMENT CONTRACT CONTINUATION continued	July 31, 2014

duration of the Fund’s investments and noted that overall the Fund had inline performance with a lower risk profile. In addition, the Board of Trustees noted the on-going premium/discount trend was negative and that the Fund, at March 31, 2014, was trading at a deeper discount than the Performance Peer Group Average.

The Board of Trustees then considered the Fund’s fees and expenses. In reviewing the Fund’s advisory fees, the Trustees factored in the administration fee paid to Rydex and the servicing fee paid to Guggenheim Distributors, since those functions are typically included in the management fees of the Expense Peer Group. The Board of Trustees also compared the Fund’s administration fees and servicing fees paid to the Rydex and Guggenheim Distributors, respectively, to similar fees received by Guggenheim from certain of their other institutional clients. In addition, the Board of Trustees compared the administration fee paid to Rydex to the fees that would be charged for similar services provided by an unaffiliated service provider. The Board of Trustees also reviewed materials provided regarding fees charged to other institutional accounts managed by the Adviser, noting that such fees were lower than those charged to the Fund. However, the Adviser confirmed to the Board of Trustees that it did not believe that the fees charged to such institutional accounts could be appropriately compared to those charged to the Fund because the management of such institutional accounts differed significantly from the Fund with respect to factors including size, investment guidelines and restrictions, scope and complexity of permitted investments, required levels of service and the Fund’s use of leverage and derivative instruments.

Furthermore, the Trustees noted that the Adviser and Guggenheim Distributors had agreed to continue to waive a portion of the contractual fees payable until June 30, 2015. While the contractual fees were the second highest in the Expense Peer Group, after giving effect to the contractual waivers, the Trustees noted that the combined advisory, administration and servicing fees were within a reasonable range of the average advisory fee (net of waivers) of the Expense Peer Group. Furthermore, the Board of Trustees noted that the current advisory fee, after giving effect to the fee waiver, ranks as the lowest of the Expense Peer Group at 0.30% and the current combined advisory and servicing/administration fee, after giving effect to the fee waivers, also ranks as the lowest of the Expense Peer Group at 0.53%. The Board of Trustees also considered, however, the Fund’s continued total expense ratio of 1.58%, which is higher than the Expense Peer Group Average.

With respect to the profits realized by Adviser from its relationship with the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs Adviser incurred in providing the services to the Fund. The Trustees noted that Adviser was earning a reasonable profit from its relationship with the Fund.

With respect to potential economies of scale, the Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee payable under the Advisory Agreement.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the approval of the Advisory Agreement with the Adviser through June 30, 2015 was in the best interests of the Fund and its shareholders.

28 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

This Page Intentionally Left Blank.

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FUND INFORMATION	July 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Joanna M. Catalucci	Cutwater Investor	Custodian and
	Chief Compliance Officer	Services Corp.	Auction Agent
Donald C. Cacciapaglia*		Armonk, NY	The Bank of New York
	Clifford D. Corso		Mellon
Clifford D. Corso**	President and Chief	Servicing Agent	New York, NY
	Executive Officer	Guggenheim Funds
Ronald A. Nyberg		Distributors, LLC	Legal Counsel
	Amy J. Lee	Chicago, IL	Simpson Thacher &
Ronald E. Toupin, Jr.,	Chief Legal Officer		Bartlett LLP
Chairperson		Administrator	New York, NY
	Mark E. Mathiasen	Rydex Fund Services, LLC
* Trustee is an “interested	Secretary	Rockville, MD	Independent Registered
person” (as defined in			Public Accounting Firm
section 2 (a) (19) of the	John L. Sullivan		Ernst & Young LLP
1040 Act) (“Interested	Chief Financial Officer,		Chicago, IL
Trustee”) of the Fund be-	Chief Accounting Officer
cause of his position as	and Treasurer
an officer of the Fund’s
Servicing Agent and
certain of its affiliates.

**Trustee is an “interested
person” of the Fund as
defined in the Investment
Company Act of 1940, as
amended, as a result of his
position as an officer of the
Fund’s Investment Adviser.

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website- www.Cutwater.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 31

ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.

Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the New York Stock Exchange. Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
113 King Street	227 West Monroe Street
Armonk, NY 10504	Chicago, IL 60606
(09/14)	Member FINRA/SIPC
(09/14)

CEF - MZF - AR - 0714
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,200 and $24,000 for the fiscal years ending July 31, 2014 and July 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies, were $4,200 and $4,000 for the fiscal years ending July 31, 2014 and July 31, 2013, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,725 and $7,500 for the fiscal years ending July 31, 2014 and July 31, 2013, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2014 and July 31, 2013, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $11,925 and $11,500 for the fiscal year ended July 31, 2014, and July 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrant.

a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Cutwater Investor Services Corp. (the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as Exhibit (c) hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  A team of investment professionals at Cutwater Investor Services Corp. shares primary responsibility for the day-to-day portfolio management of the Fund.  The following provides information regarding the members of the team.

Name	Since	Professional Experience
Clifford D. Corso	2003 (Inception)	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.
James B. DiChiaro	2007	Director and Portfolio Manager, Cutwater Investor Services Corp. (1999-present).
Matthew J. Bodo	2012	Vice President and Portfolio Manager, Cutwater Investor Services Corp. (2002-present)

(a) (2) (i-iii) Other accounts managed.  Cutwater Investor Services Corp. currently manages one performance-based fee account.  The following summarizes information regarding each of the other accounts managed by the Cutwater Investor Services Corp. portfolio managers as of July 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Clifford D. Corso	4	$462 million	-	-	219	$19.2 billion
James B. DiChiaro	-	-	-	-	4	$865 million
Matthew J. Bodo	-	-	4	$973 million	14	$684 million

(a) (2) (iv) Conflicts of Interest. Cutwater Investor Services Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e. municipal obligations).  These include certain managed accounts which are affiliates of Cutwater Investor Services Corp.  The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate.  As of July 31, 2014, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

(a) (3) Compensation. As of July 31, 2014, Cutwater Investor Services Corp. as Adviser to the Fund, compensates the Fund’s portfolio managers for their management of the Fund.  Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually.  That evaluation includes the professionals’ own self-assessment of their years’ work relative to their responsibilities and also includes supervisor evaluation.  The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards.  Additionally, there is a long-term incentive plan, with eligibility for participation by employees at the Vice President level and above.  Total compensation of the Fund’s portfolio managers is not related to Fund performance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Cutwater Investor Services Corp. portfolio managers as of July 31, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Clifford D. Corso	None
James B. DiChiaro	None
Matthew J. Bodo	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Cutwater Investor Services Corp. Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:       /s/ Clifford D. Corso

Name: Clifford D. Corso

Title:   President and Chief Executive Officer

Date:   October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Clifford D. Corso

Name: Clifford D. Corso

Title:   President and Chief Executive Officer

Date:   October 8, 2014

By:      /s/ John L. Sullivan

Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:   October 8, 2014